SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : October 25, 1996


                       Saxon Asset Securities Trust 1996-1
             Mortgage Loan Asset Backed Certificates, Series 1996-1

             (Exact name of registrant as specified in its charter)


     Virginia                       34-020552                 52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                   Page 1  of 4  This  report  consists  of 13 consecutively
                          numbered pages.

Item 5. Other Events.

The First Amendment to the Trust Agreement dated October 1, 1996 has become effective and is filed herewith as Exhibit 4.1

On October 25, 1996 distributions were made to the Certificateholders. Speci-fic information with respect to the distributions is filed as Exhibit
99.1.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7.    Financial Statements and Exhibits.

           (c)   The following exhibits are filed as part of this report:

                First Amendment to the Trust Agreement dated October 1, 1996 filed as Exhibit 4.1 hereto.

                Statement  to  Certificateholders  on October 25, 1996 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1996-1,
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1996-1



Date:    November 5, 1996                    By:   /s/ Brad Adams
                                                     ---------------
                                                     Brad Adams
                                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                             Description of Exhibits     Page

        4.1              Fist Amendment to the Trust Agreement
                         dated October 1, 1996                         5


        99.1             Monthly Certificateholder Statement on
                         October 25, 1996.                            10

                                               Exhibit 4.1


                  First Amendment to the Trust Agreementdated October 1, 1996

                                First  Amendment to Trust Agreement

     THIS FIRST AMENDMENT dated as of October 1, 1996 (this "Amendment"), is hereby executed by and among Saxon Asset Securities Company, a Virginia corporation ("SASCO"), Texas Commerce Bank National Association, as Master Servicer, Custodian, Certificate Registrar and Paying Agent (in such capacities, the "Master Servicer", the "Custodian", the "Certificate Registrar" and the "Paying Agent", respectively), and Citibank, N.A., a national banking association, as Trustee (in such capacity, the "Trustee"), in each case under the TRUST AGREEMENT dated as of August 1, 1996 (the "Agreement"), by and among SASCO, the Master Servicer, the Custodian, the Certificate Registrar, the Paying Agent and the Trustee, for the purpose of amending the Agreement. The Agreement incorporates, unless otherwise specified therein, all the provisions of the Standard Terms to Trust Agreement (August 1996 Edition) (the "Standard Terms"), which are a part of the Agreement as if set forth therein in full (the Agreement with the Standard Terms so incorporated, the "Trust Agreement").


                                 Preliminary Statement

     The Board of Directors of SASCO authorized the formation of a trust (the "Trust") to issue a series of asset backed certificates with an aggregate initial Certificate Principal Balance of $234,089,000 to be known as the Saxon Asset Securities Trust 1996-1, Mortgage Loan Asset Backed Certificates, Series 1996-1 (the "Certificates").

     The Trust Agreement may be amended or supplemented from time to time by SASCO, the Master Servicer and the Trustee without the consent of any of the Certificateholders, among other things, (i) to cure any ambiguity, (ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions therein, or (iii) to make any other provisions with respect to matters or questions arising under the Trust Agreement or matters arising with respect to the Trust that are not covered by the Trust Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder. Any such amendment or supplement shall be deemed not to adversely affect in any material respect any Certificateholder if there is delivered to the Trustee written notification from each Rating Agency to the effect that such amendment or supplement will not cause such Rating Agency to reduce the then current rating assigned to such Certificates.

     Section 1.02 ofthe Agreement modifies the Standard Terms by,among other things, providing that: unless a Certificate Insurer Default exists, the Certificate Insurer's prior written consent is required prior to, among other things, any amendment to the Trust Agreement pursuant to Section 11.01 of the Standard Terms.

     The Trust Agreement provides, among other things, that all Monthly Payments on the Mortgage Loans due after July 17, 1996, were conveyed to the Trust Estate. Nevertheless, it was the intention of SASCO that an amount equal to the Retained Interest, representing interest on the Adjustable Rate Mortgage Loans from July 1, 1996, to July 17, 1996, would be retained by SASCO from the Monthly Payments thereon due on August 1, 1996. Because, however, it was not clear that the Retained Interest should have been remitted to SASCO on the first Payment Date, the Retained Interest was distributed to holders of the Class A-1 Certificates in reduction of the Certificate Principal Balance of the Class A-1 Certificates. In order to carry out the original intent of SASCO, the Certificate Insurer has consented to the amendment of the Trust Agreement to permit an amount equal to the Retained Interest to be distributed to SASCO from Available Funds.

     NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, SASCO, the Master Servicer and the Trustee agree as follows:

     Section 1. Capitalized terms used but not defined in this Amendment shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms or in Section 1.03 of the Agreement. If a term defined in the Standard Terms is also defined in the Agreement the definition in the Agreement shall control. In addition, the following definitions are used herein:

     "Retained Interest":  $487,525.70.

     "SASCO Distribution": As of any Distribution Date, the excess, if any, of the Retained Interest over distributions theretofore made to SASCO pursuant to
Section 3.02(d)(v) of the Agreement on previous Distribution Dates.

     Section 2.  Section 3.02(d) of the Agreement is amended by:

     (a) inserting therein, after existing clause (iv), a new clause (v) as follows:

               "(v)    to SASCO the SASCO Distribution;"

     (b) renumbering the clauses (v), (vi), (vii) and (viii) of Section 3.02(d) as clauses (vi), (vii), (viii) and (ix), respectively.

     Section 3. Effective Date. This amendment shall take effect when the consent of the Certificate Insurer shall have been filed with the Master Servicer and this amendment shall have been executed by the parties hereto.

     IN WITNESS WHEREOF, SASCO, the Master Servicer, Custodian, Certificate Registrar and Paying Agent and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the date first above written.

                                       SAXON ASSET SECURITIES COMPANY


                                       By:  /s/ Brad Adams
                                            --------------
                                            Brad Adams
                                            Vice President




                                       TEXAS COMMERCE BANK NATIONAL
                                       ASSOCIATION, as Master Servicer,
                                       Custodian, Certificate Registrar,
                                       and Paying Agent



                                       By:  /s/ Sue Needham
                                           ---------------
                                           Sue Needham
                                           Vice President & Trust Officer




                                       CITIBANK, N.A.
                                       not in its individual capacity but solely as trustee under the Trust Agreement



                                       By:  /s/ Denise Banasvek
                                            -------------------
                                            Vice President


                       [Originals were notarized]

                                                      CONSENT

                                            MBIA Insurance Corporation


     MBIA Insurance Corporation consents to the First Amendment to Trust Agreement, in the form attached hereto as Exhibit A, to amend the Trust Agreement dated as of August 1, 1996, by and among Saxon Asset Securities Company, a Virginia corporation, Texas Commerce Bank National Association, as Master Servicer, Custodian, Certificate Registrar and Paying Agent, and Citibank, N.A., as Trustee.

Dated: October 21, 1996


                                                 MBIA INSURANCE CORPORATION


                                                 By:  /s/ Robert Heller
                                                      -----------------
                                                      Robert Heller

                                                Exhibit 99.1

                 Monthly Certificateholder Statement on October 25, 1996


SAXON ASSET SECURITIES TRUST

SERIES 1996-1

DIST DATE: October 25, 1996  PAGE #1
RECORD DATE: September 30,  1996





                       Original .    Beginning                                                       Ending           Aggregate
                      Certificate  Certificate     Principal        Interest       Total            Certificate  Scheduled Principal
Class ....Cusip #      Balance     Balance        Distribution   Distribution    Distribution        Balance             Balance

A-1 ......805559Aa9  43,000,000.00  42,792,139.48   232,537.11     263,171.66       495,708.77    42,559,602.37    52,373,225.40
A-2 ......805559Ab7   9,600,000.00   9,600,000.00         0.00      64,480.00        64,480.00     9,600,000.00
A-3 ..... 805559Ac5 181,489,000.00 172,459,196.39 5,090,675.78     848,283.67     5,938,959.45   167,368,520.61   168,210,085.20
R ....... N/a             N/a          N/a          N/a              N/a              N/a
Totals              234,089,000.00 224,851,335.87 5,323,212.89   1,175,935.33     6,499,148.22   219,528,122.98   220,583,310.60










LIBOR RATE                         5.56250%

Factor Information Per $1,000 of the Original Balance

                      Principal    Interest       End Prin         Current
Class   Cusip #     Distribution  Distribution  Balance      Pass Through Rate

A-1     805559AA9    5.40783977     6.12027116      989.75819465   7.380000%
A-2     805559AB7    0.00000000     6.71666667    1,000.00000000   8.060000%
A-3     805559AC5   28.04950041     4.67402250      922.19650012   5.902500%


If there are any questions or comments, please contact the Relationship Manager listed below


                              Mary Jo Davis
                         The Texas Commerce Bank, N.A.
                          600 Travis Street, 8th Floor
                              Houston, Texas 77002
                                 (713) 216-4756

Texas Commerce Bank,  N.A.
MASTER SERVICER

SAXON ASSET SECURITIES TRUST
SERIES 1996-1



DIST DATE: October 25, 1996  PAGE #2
RECORD DATE: September 30,  1996


                                                                              Group I                 Group II
Sec. 3.04 (a) (ii)      Prepayment Amount                                     114,612.26           4,969,028.75
                        Principal Recovery Amount                                   0.00                   0.00
                        Subordination Increase Amount                          80,673.17                   0.00

Sec. 3.04 (a) (v)       Insured Payment Amount
                                                                              Group I                Group II
Sec. 3.04 (a) (vii)     Subordinated Amount or Subordination Deficit Amount          0.00                  0.00
Sec. 3.04 (a) (ix)      Total Substitution Shortfall Amount                          0.00                  0.00
                        Total Repurchase Amount                                      0.00                  0.00

                                                                                Group I                Group II
Sec. 3.04 (a) (x)       Weighted Average Net Rate of Mortgage Loans               9.85130%                8.12706%
Sec. 3.04 (a) (xii)     The largest Mortgage Loan Balance                      680,668.90           1,169,344.07
Sec. 3.04 (a) (xiii)    Servicing Fees                                          12,289.35              57,101.49
                        Master Servicing Fees                                    2,731.30               9,011.64
                        Premium Amount                                           5,260.00              18,320.21


Sec. 3.04 (b) (ii)      The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans
                        as of such Remittance Date
                       Group I                                        Group II
  Category             Number      Percentage    Principal Balance    Number     Percentage        Principal Balance
  30-59 Days           46          9.23710%          4,837,787.97       107         10.37580%         17,453,060.84
  60-89 Days            4          0.67240%            352,160.23        11          1.19510%          2,010,219.97
  90+ Days              0          0                      0               6          0.65400%          1,099,999.32


                                                                                                 Group I                 Group II
Sec. 3.04 (b) (iii)     Number of Mortgage Loans in Foreclosure Proceedings                          0                      0
                        Dollar Amounts of all Mortgage Loans in Foreclosure Proceedings              0.00                   0.00
                        Number of Mortgage Loans in Foreclosure in Prior Month                       0                      0
                        Dollar Amounts of all Mortgage Loans in Foreclosure in Prior Month           0.00                   0.00

                                                                                                  Group I                 Group II
Sec. 3.04 (b) (iv)      Number of Mortgagors in Bankruptcy Proceedings                               0                      2
                        Scheduled Principal Balances of Mortgage Loans in Bankruptcy Proceedings    0.00                 248,964.07

                                     TEXAS COMMERCE BANK,  N.A.
                                           MASTER SERVICER

SAXON
ASSET SECURITIES TRUST SERIES
1996-1

DIST DATE: October 25, 1996  PAGE # 3
RECORD DATE: September 30, 1996





                                                              Group I           Group II

Sec. 3.04 (b) (v)     Status of any REO Properties
Sec. 3.04 (b) (vi)    Book Value Of any REO Properties           0.00             0.00



                                                              Group I          Group II

Sec. 3.04 (b) (vii)   Cumulative Loss Percentage                 0.00             0.00
                      Amount of Cumulative Realized
                        Losses                                   0.00             0.00
                      Current Period Realized Losses             0.00             0.00
                      Annual Loss Percentage                     0.00             0.00



                                                              Group I          Group II

Sec. 3.04 (b) (viii   90+ Delinquency Percentage                 0.00             0.00
                      Number of 90 Day Delinquent Loans             0                0
                      Amount by Principal Balance of
                        90 Day Delinquent Loans                  0.00             0.00


                        TEXAS COMMERCE BANK, N.A.
                             MASTER SERVICER